SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report:  January 16, 1996


                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)


      Delaware                  1-5587               73-0642271
  (State or other            (Commission          (I.R.S. Employer
   jurisdiction of            File Number)        Identification No.)
   incorporation)


          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code  (713) 496-5000

  Item 7. Financial Statements and Exhibits

      (c)  Exhibits

              Exhibit 99  - Press Release dated January 15, 1996
                            - The  Company   received  from  Elf
                            Exploration Angola an  approximately
                            270   day   contract  for   the  JIM
                            CUNNINGHAM.


                             SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION


                              By  /s/T. W. Nagle
                                  T. W. Nagle
                                  Executive Vice President,
                                  Finance and Administration


  Dated: January 16, 1996